Exhibit 10.6(i)

RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 1 OF 6, R $36.00, Additional
Names Fee: , , Doc Code:AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

When recorded return to:

Brownstein Hyatt Farber Schreck, LLP
410 17th Street, Suite 2200
Denver, Colorado  80202
Attention:  Gregory A. Vallin, Esq.

EIGHTH AMENDMENT TO LEASE AND OPERATING AGREEMENT

THIS EIGHTH AMENDMENT TO LEASE AND OPERATING AGREEMENT (this "Eighth Amendment") is made effective as of November 24, 2014 by and between INTRAWEST/WINTER PARK. OPERATIONS CORPORATION, a Delaware corporation ("Tenant") and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation ("Landlord"). All recording references contained herein are to the real estate records maintained by the Office of the Clerk and Recorder for Grand County, Colorado (the "Records ").

A.         WHEREAS, Landlord and Tenant entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002-014286, as amended by that certain Lease Exhibits Modification Agreement dated as of December 20, 2002, and recorded on December 23, 2002, in the Records at Reception No. 2002-014287, as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005109, as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005110, as further amended by that certain First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded on July 9, 2004, in the Records at Reception No. 2004-008216, as further amended by that certain Second Amendment to Lease and Operating Agreement dated May 4, 2009, recorded May 6, 2009, in the Records at Reception No. 2009-004056, as further amended by that certain Third Amendment to Lease and Operating Agreement dated May 4, 2009, recorded on May 6, 2009, in the Records at Reception No. 2009-004072, as further amended by that certain Fourth Amendment to Lease and Operating Agreement dated January 30, 2013, recorded January 30, 2013, in the Records at Reception No. 2013-000928, as further amended by that certain Fifth Amendment to Lease and Operating Agreement dated April 10, 2013, recorded April 11, 2013, in the Records at Reception No. 2013-003277, as further amended by that certain Sixth Amendment to Lease and Operating Agreement dated September 30, 2013, recorded October 30, 2013 in the Records at Reception No. 2013-009203, and as further amended by that certain Seventh Amendment to Lease and Operating Agreement dated January 31, 2014, recorded February 3, 2014 in the Records at Reception No. 2014000545 (as amended, the "Lease Agreement");

B.          WHEREAS, IW/WP Building Six - Vintage Development Company, LLC, a Delaware limited liability company and an affiliate of Tenant ("Building Six Development Company"), as landlord, is leasing real property to Landlord, as tenant, pursuant to that certain Parking Lease Agreement, dated as of even date with this Eighth Amendment (the "Parking Lease") covering certain parking spaces which are designated as "Resort Operations Space" pursuant to that certain Amended and Restated Option Agreement, dated January 15, 2008.

RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 2 OF 6 Doc Code:AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

C.          WHEREAS, pursuant to Section 2.5 of the Lease Agreement "Additional Leased Assets" are leased back to Tenant. Given the nature of the Parking Lease, the Leased Premises as defined in the Parking Lease is automatically deemed an "Additional Leased Asset" under the Lease Agreement upon the execution of the Parking Lease. However, to properly allow for its inclusion as collateral in certain of the Agreed-Upon Indebtedness Documents, the Parties desire to herein specifically designate the Leased Premises under the Parking Lease as an Additional Leased Asset.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.	Exhibit S. The following is added to Exhibit S of the Lease Agreement and shall be deemed an Additional Leased Asset under the Lease Agreement:

"The leasehold estate and all right, title and interests created or granted under the Parking Lease Agreement between IW/WP Building Six - Vintage Development Company, LLC, a Delaware limited liability company, as landlord, and Winter Park Recreational Association, a Colorado nonprofit corporation, as tenant, recorded on December 4, 2014 at Reception No. 2014008078, in the Office of the Clerk and Recorder for Grand County, Colorado, which leasehold estate covers the parcel of land described as follows:

The legal description of two parking lot areas situated on Lot 1, Jim Creek Minor Subdivision (plat recorded at Reception No. 2014-000495 of the Grand County records), located in protracted Section 11, unsurveyed Township 2 South, Range 75 West of the Sixth Principal Meridian, Town of Winter Park, County of Grand, State of Colorado.

And considering the line between Corner No. 10 and Corner No. 14 of GLO Exchange Survey No. 367 to bear S 66°15'18" E, as evidenced by a GLO brass cap at each corner and with all bearings contained herein relative thereto, said areas are more particularly described as follows;

Commencing (P.O.C.) at the intersection of the common line of Lots 1 & 2, Jim Creek Minor Subdivision and the northerly right of way of U.S. Highway 40 (right of way recorded at Reception No. 98000721 of the Grand County records), said intersection being marked by an aluminum capped rebar, PLS #31942;
Thence departing said right of way and running N 33°05'26" W a distance of 322.59' to the true POINT OF BEGINNING (P.O.B. 1) of parking lot area 1;
Thence N 47°08'33" W a distance of 157.37' to a point;
Thence N 07°48'51" W a distance of 31.55' to a point;
Thence N 42°51'09" E a distance of 103.60' to a point;
Thence N 87°14'31" E a distance of 29.92' to a point;
Thence S 47°08'47" E a distance of 107.42' to a point;

RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 3 OF 6 Doc Code: AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

Thence S 87°35'58" E a distance of 166.17' to a point;
Thence N 76°56'06" E a distance of 218.66' to a point;
Thence N 67°59'43" E a distance of 202.67' to a point;
Thence N 57°22'30" E a distance of 30.00' to a point;
Thence S 77°40'02" E a distance of 30.76' to a point, whence the northeast corner of said Lot 1 (aluminum capped rebar, PLS # 31942) bears N 16°23'16" E a distance of 299.19';
Thence S 32°37'25" E a distance of 90.00' to a point;
Thence S 57°22'35" W a distance of 20.00' to a point;
Thence S 08°59'26" W a distance of 8.16' to a point;
Thence S 57°22'56" W a distance of 40.00' to a point;
Thence S 73°18'20" W a distance 3.70' to a point;
Thence S 67°58'02" W a distance of 184.49' to a point;
Thence N 22°00'16" W a distance of 54.09' to a point;
Thence S 67°59'44" W a distance of 27.89' to a point;
Thence S 76°56'06" W a distance of 163.34' to a point;
Thence S 13°03'54" E a distance of 31.51' to a point;
Thence along a curve to the left with a radius of 30.42', an arc length of 14.83', a chord length of 14.68', a chord bearing of S 46°33'28" W, and a delta angle of 27°55'28";
Thence S 11°36'26" W a distance of 34.60' to a point;
Thence S 24°08'51" E a distance of 10.85' to a point;
Thence S 76°58'59" W a distance of 54.89' to a point;
Thence N 87°36'09" W a distance of 239.28' back to the point of beginning.

Said area 1 contains 100,776.43 square feet and/or 2.314 acres more or less.

Together with:

Commencing (P.O.C.) at the intersection of the common line of said Lots 1 & 2 and the northerly right of way of U.S. Highway 40 (right of way recorded at Reception No. 98000721 of the Grand County records), said intersection being marked by an aluminum capped rebar, PLS #31942;
Thence departing said right of way and running N 24°29'14" E a distance of 34.03' to the true POINT OF BEGINNING (P.O.B. 2) of parking lot area 2;
Thence N 53°23'40" W a distance of 18.32' to a point;
Thence N 36°36'20" E a distance of 140.00' to a point;
Thence S 53°23'40" E a distance of 15.87' to a point;
Thence S 31°58'19" W a distance of 82.21' to a point;
Thence S 40°43'35" W a distance of 58.21' back to the point of beginning.

Said area 2 contains 2,757.50 square feet and/or 0.063 acres more or less.

Together with:

The legal description of the leased premises (for vehicular and pedestrian ingress & egress) situated on portions of Lots 1 & 2, Jim Creek Minor Subdivision (plat recorded at Reception No. 2014-000495 of the Grand County records), located in protracted Section 11, unsurveyed Township 2 South, Range 75 West of the Sixth Principal Meridian, Town of Winter Park, County of Grand, State of Colorado.

RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 4 OF 6 Doc Code: AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

Considering the line between Corner No. 10 and Corner No. 14 of GLO Exchange Survey No. 367 to bear S 66°15'18" E, as evidenced by a GLO brass cap at each corner and with all bearings contained herein relative thereto, said easement is more particularly described as follows:

Beginning at the intersection of the common line of said Lots 1 & 2 and the northerly right of way of U.S. Highway 40 (right of way recorded at Reception No. 98000721 of the Grand County records), said intersection being marked by an aluminum capped rebar, PLS #31942 and also being the true POINT OF BEGINNING for this easement;
Thence N 58°38'56" W along said northerly right of way, a distance of 9.72' to a point;
Thence departing said northerly right of way and running N 40°43'35" E a distance of 92.70' to a point;
Thence N 31°58'19" E a distance of 91.64' to a point;
Thence N 1 l°36'25" E a distance of 108.58' to a point;
Thence N 24°08'51" W a distance of 25.59' to a point;
Thence N 11°36'26" E a distance of 34.60' to a point of non-tangency;
Thence on a curve turning to the right with a radius of 30.42' (whence the radius point bears S 57°24'17" E), an arc length of 64.20', a delta angle of 120°54'53", a chord length of 52.93', and a chord bearing of S 86°56'50" E to a point;
Thence S 11°36'26" W a distance of 27.68' to a point;
Thence S 70°03'16" W a distance of 15.72' to a point;
Thence S 11°36'25" W a distance of 176.29' to a point;
Thence S 22°03'27" W a distance of 155.26' to a point situated on said northerly right of way;
Thence N 58°38'56" W along said northerly right of way, a distance of 67.67' back to the point of beginning.

Said area contains 15037.35 square feet and/or 0.345 acres more or less."

2.	Defined Terms. Any capitalized terms contained in this Eighth Amendment that are not defined herein shall have the meaning ascribed to them in the Lease Agreement.

3.	No Further Changes. All other terms and conditions of the Lease Agreement remain in full force and effect.

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RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 5 OF 6 Doc Code: AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

The parties have executed this Eighth Amendment to Lease and Operating Agreement as of the date set forth below.

LANDLORD:

WINTER PARK RECREATIONAL
ASSOCIATION, a Colorado nonprofit corporation

BY:	/s/ Sarah M. Rockwell
Name: Sarah M. Rockwell
Its: Vice President

STATE OF COLORADO	)
) ss.
COUNTY OF Denver	)

The foregoing instrument was acknowledged before me this 26th day of November, 2014 by Sarah M. Rockwell, as Vice President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

Witness my hand and official seal.

My commission expires:

Margaret H. Cawthra
Notary Public

[ADDITIONAL SIGNATURE ON FOLLOWING PAGE]

MARGARET H. CAWTHRA NOTARY PUBLIC STATE OF COLORADO NOTARY ID 19934013929 MY COMMISSION EXPIRES SEPTEMBER 19, 2017

RECEPTION#: 2014008082, 12/04/2014 at 03:47:33 PM, 6 OF 6 Doc Code: AGR, Sara L. Rosene, Grand County Clerk and Recorder, Colorado

TENANT:

INTRAWEST/WINTER PARK OPERATIONS
CORPORATION, a Delaware corporation

BY:	/s/ Gary DeFrange
Name: Gary DeFrange
Its: Vice President

STATE OF COLORADO	)
) ss.
COUNTY OF GRAND	)

The foregoing instrument was acknowledged before me this 24th day of November, 2014 by Gary DeFrange, as Vice President of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

Witness my hand and official seal.

My commission expires:	1/6/2016

William Tien
Notary Public - State of Colorado
Notary # 19994022940	William Tien
My Commission Expires Jan. 6, 2016	Notary Public